Exhibit 99.1

Investor Presentation November 2011 NASDAQ: LAWS www.lawsonproducts.com

Forward-Looking Statements "Safe Harbor" Statement under the Securities Litigation Reform Act of 1995:This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. The terms "may," "should," "could," "anticipate," "believe," "continues," "estimate," "expect," "intend," "objective," "plan," "potential," "project" and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These statements are based on management's current expectations, intentions or beliefs and are subject to a number of factors, assumptions and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences or that might otherwise impact the business include the effect of general economic and market conditions; increases in commodity prices; work stoppages and other disruptions at transportation centers or shipping ports; disruptions of the Company's information and communication systems; competition and competitive pricing pressures; changes in customer demand; the influence of controlling stockholders; the inability of management to successfully implement strategic initiatives and, all of the factors discussed in the Company's "Risk Factors" set forth in its Annual Report on Form 10-K for the year ended December 31, 2010 and updated in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2011.The Company undertakes no obligation to update any such factor or to publicly announce the results of any revisions to any forward-looking statements contained herein whether as a result of new information, future events or otherwise. 2

Agenda

1. Lawson Products at a Glance
2. Leadership Team
3. MRO Industry Overview
4. Building an Efficient Platform to Drive Future Growth
5. Financial Highlights
6. Key Take-Aways

3

Lawson Products: At a Glance

Company Overview

- Founded in 1952 by Sid Port who had an entrepreneurial vision
- Listed on NASDAQ (Ticker: LAWS) since 1970; majority of stock was family held
- Serves industrial, commercial, institutional & government markets in all 50 U.S. states, Canada & Puerto Rico
- Supplies 300,000+ products
  - Fasteners, cutting tools, chemicals, abrasives, safety, welding, hydraulic & automotive products
- Headquartered in Des Plaines, IL
  - 6 distribution centers, 1 repackaging facility & 1 corporate HQ
  - ~2,000 employees & independent sales agents



4

Lawson Products – At a Glance

Sales Coverage and Distribution Reach Across North America;


ALTA.
SASK.
BRITISH COLUMBIA
MAN.
Edmonton
North America
NFLD. AND LAB.
Regina
ONT.
Canadian Shield
ALASKA
Anchorage
Sea
MONT.
N. DAK.
UNITED STATES
WYO.
CALIF.
NEV.
UTAH
San Francisco
Los Angeles
ARIZ.
N. MEX.
Pacific Coast
CHIHUAHUA
Houston
MEXICO
Gulf of Mexico
New York
Halifax
Nassau
Havana
Santa Clara
Las Tunas
Port-au-Prince
Santo Domingo
Fort-de-France
La Ceiba
Guatemala City
Tegucigalpa
Barranquilla
Caracas
Honolulu

Legend:

Sales Penetration	●
Distribution Center	[L]
Des Plaines, IL	HQ/DC
Addison, IL	DC
Vernon Hills, IL	DC
Fairfield, NJ	DC
Reno, NV	DC
Suwanee, GA	DC
Mississauga, ON (Canada)	DC



5

Strong Leadership Team in Place to Drive Growth

Leadership Team

- **Tom Neri, President & Chief Executive Officer**
  - Joined in March 2003 as CFO, became CEO in 2007
  - Senior positions in publishing, including EVP of the Sun-Times Company and President & Publisher of Pioneer Newspapers, Inc.
- **Harry Dochelli, Chief Operating Officer**
  - Joined in March 2008 as EVP, Sales & Marketing
  - 25-year career with senior leadership positions in operations and sales, with profit and loss responsibility; depth of experience within distribution industry
  - Previously served as EVP North America Contract Sales for Boise Cascade Office Products/OfficeMax, Inc.
- **Ron Knutson, Chief Financial Officer**
  - Joined in November 2009 as SVP & CFO
  - Senior financial roles across many sectors, most recently serving as SVP & CFO of Frozen Food Express Industries and before that as VP of Finance of Ace Hardware Corp.

6

Vision, Mission, and Values Guide Lawson's Strategic Plan 7

MRO Industry Overview: Key Trends

We see five key trends in the current MRO marketplace:

- Increased **product** commoditization
- Easy and seamless customer / distributor **interactions**
- Increased **pricing** emphasis and transparency
- Heightened demand for same day and next day **delivery**
- More value placed on distributors' **technical services**

8

MRO Industry Overview: Marketplace Dimensions

MRO customers assess their suppliers based on two critical needs

"Easy to do business with" **Unplanned Purchases**	"Improves my operating performance" **Planned Purchases**
Degree to which suppliers make it easy to get the right products quickly, effectively and efficiently: • High availability and fast delivery • Multiple, coordinated channels that make interactions easy and efficient (e.g., branch, call center, field rep, web) • Wide selection of products • Wide geographic coverage • Ability to capture unplanned purchases	Degree to which suppliers help customers solve their technical problems in three areas to improve their operations • Problem identification • Product selection • Product application

Serving each need requires a foundation of operational excellence

9

Within This Market, Lawson is Uniquely Positioned for Growth

- Operate in a fragmented but resilient industry
- Committed to evolving Lawson to become our **customers' first choice** for MRO solutions
  - Have identified our customers' needs
  - Building an efficient platform to meet those needs and drive significant growth through:
    - ERP
    - Network Optimization
    - Sales Transformation



10

Lawson Has Clear Competitive Advantages & Opportunities 11 11 Strong financial position allows Lawson to gain market share

Customer Feedback Has Confirmed the Company's Strengths and Opportunities 12 Lawson actively seizing these opportunitiesLeveraging our core strengths + pursuing new initiatives focused on serving market with "unplanned" product needs Current Strength 75% prefer ordering through field sales representatives 82% say technical support very important Virtually all prefer domestic products and most willing to pay more for them Opportunities 88% also want web ordering option 73% of purchasing agents prefer to use multiple vendors to get the right expertise "Fast shipping" was rated as most important item among 20 MRO vendor dimensions Customer Feedback

There Are Clear Opportunities for Future Growth 13 Core Business Today Products for "Unplanned" Needs "Planned" Products for Inventory Management Customers with unplanned needs buy products from sales reps, phone, catalogs or the web for next-day delivery Future Opportunities Customers have the need for products and want to outsource replenishment and inventory management

Three Strategic Initiatives Will Help Us Realize the Business Potential 14 14 ERP Implementation Network Optimization Sales Transformation Through these initiatives, we will deliver an enhanced customer experience, support sales growth and improve operating performance

ERP Transformation: Building an Efficient Platform to Drive Future Growth ERP Transformation 15 Timing Key Benefits Costs/Savings Significant implementation took place in Q3, 2011. Now running business on SAP.2012 = benefit year Facilitates easier ordering Enables improved customer servicing Consistent data to guide management decisions Enables Lawson to implement centralized market-based pricing strategy Enables Lawson to build a new E Commerce site, customers will have a new channel for ordering Implementation costs incurred of ~$24 million 10-year IRR forecast of ~20% with anticipated 5-6 yr payback

Network Optimization: Building an Efficient Platform to Drive Future Growth Network Optimization 16 Timing Key Benefits Costs/Savings Ongoing initiative Reduces overall fixed-cost baseDrives efficiencies in inventory and materials handlingEnsures presence in the best locations for costs and efficienciesImproves customer experience and supports "unplanned needs" by supporting next-day and same-day delivery options Potential for cost savings through efficienciesPotential expense for new facilities to meet business needs

Network Optimization: Building an Efficient Platform to Drive Future Growth 17 Our research tells us between 10-13% of our current customers' MRO spend comes from "unplanned" and/or on-demand buyingProviding same-day shipping & next-day delivery ensures LAWS can capture a greater share of this marketSame-day shipping currently being rolled out in stages (web, phone, agents)Unplanned market currently represents <1% of LAWS sales, but provides significant future growth opportunities Network Optimization - Same-Day Shipping & Next-Day Delivery

Sales Transformation is Comprised of Two Key Strategies 18 18 Channel Strategy Segment Strategy

Sales Transformation:
Building an Efficient Platform to Drive Future Growth

Channel Strategy: Agent to Employee Transition

Improve Customer Experience

- Improve execution
- Meet changing customer expectations

Grow Sales

- Increase sales effectiveness
- Realize leverage in our model

Achieve sustainable results

- Attract and retain talent for long-term growth
- Reduce costs as a percent of sales

Transition began in 2011

19

Sales Transformation: Building an Efficient Platform to Drive Future Growth

Channel Strategy: eCommerce Presence

- New eCommerce Website launches in first half, 2012
- Creates a new sales channel
- Captures new types of sales and customers
- Accommodates customers' unplanned purchasing needs
- Boosts sales productivity: Provides channel for smaller customers and enables sales force to focus on larger accounts
- Start of the build out of our channel strategy
- Anticipate approximately $3 million initial investment with anticipated payback in 2 years

88% of our customers want to order over the web based upon our research

20

Sales Transformation:
Building an Efficient Platform to Drive Future Growth

Segment Strategy

- **Opportunity to generate significant value by developing specialized segment strategies where Lawson is already strong, including:**
  - Strategic Accounts
  - Government
  - Automotive
- **Segmentation in areas where Lawson already has strong penetration will enable the Company to:**
  - Capture greater market share of chosen segments
  - Drive greater value from customers in these segments
  - Promote opportunities for applying centralized knowledge base in other territories over the long-term
  - Future segments will be developed

21

Business Transformation Summary Lawson's business transformation is aligned with the Company's vision, mission and values; key characteristics underscore our plan:Leverages current assets and base business, not acquisitions.Re-positions Company to be more competitive in a changing environment, expanding Lawson's addressable market.Re-balances the customer portfolio more purposefully.Grows revenue to enhance operating leverage. 22

Financial Highlights

- **Growing Average Daily Sales (ADS) with diverse revenue streams**
  - ADS of $1,268,000 YTD Sept. 30, 2011 vs. $1,240,000 YTD Sept. 30, 2010
  - Improving average order size and daily orders per agent
- **2011 impacted by significant investments for future growth**
- **Q3 impacted by cut-over to new ERP system**
- **Strong Balance Sheet**
  - **Significant cash on hand**
  - **No outstanding borrowings**
- **Solid dividend yield**
  - Quarterly dividend of $0.12 representing a yield of ~3.0%*

* As of October 2011 closing price

23

Financial Highlights - Income Statement 24

Financial Highlights - Balance Sheet 25

Key Take-Aways and Financial Considerations 26 Consistent growth in average daily sales with enhanced relationships with existing customersStrong balance sheet, margins & cash resources enable significant investment in growthBuilding the right platform to support future growth with a researched based strategyExperienced leadership team with track record of successful executionStrong dividend yieldLawson Products: Evolving, Growing, Leading

Questions?

Appendix

Appendix: Financial Highlights - 5 Year Income Statement 29